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                                                                   Exhibit 10(a)


                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT


         This Amendment No. 2 to Employment Agreement (the "Amendment") made as of January 27, 1999, by and between NovaCare Employee Services, Inc., a Delaware corporation (the "Company"), and Loren J. Hulber (the "Executive"),

                              W I T N E S S E T H:

         WHEREAS, the parties have heretofore entered into an Employment Agreement, dated as of January 10, 1997, and as amended on July 1, 1998 (the "Employment Agreement"); and

         WHEREAS, the parties now wish to further amend the Employment Agreement to modify the definition of "Change in Control" as set forth in Section 6.7 of the Employment Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereby agree as follows:

         A. Section 6.7 is hereby amended by including the following subsection immediately following subsection "(iv)" of Section 6.7:

         "(v) Employer's common stock is no longer admitted for trading on a national securities exchange or reported on the National Market System or the Small Cap Market of the National Association of Securities Dealers Automated Quotation System."

         B. In all other respects the Employment Agreement shall remain in full force and effect without change.




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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                              NOVACARE EMPLOYEE SERVICES, INC.


                                              By:
                                                  ------------------------------
                                                  Aven A. Kerr
                                                  Chief Operating Officer


                                                  ------------------------------
                                                  Loren J. Hulber